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EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 19th day of April, 2002, between Crown Pacific Partners, L.P., a Delaware limited partnership (the "Parent"), Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), and the Note Holders party hereto.

Recitals:

        A.    Pursuant to the terms of the Note Purchase Override Agreement dated the date hereof among the Company and the Note Holders (the "Override Agreement"), under certain circumstances the Company has the right to deliver to the Note Holders Common Units (as defined below) of the Parent in lieu of cash to which the Note Holders are otherwise entitled on account of Make-Whole Amounts (as used in the Override Agreement) (each such delivery of the Common Units, an "Equity Issuance").

        B.    The Parent has agreed to grant certain registration rights to the Note Holders with respect to the Common Units that may be delivered to them as a result of any Equity Issuance.

        C.    The Parent and the Note Holders desire to set forth the registration rights to be granted by the Parent to the Note Holders.

        D.    This Agreement shall become effective with respect to any Registrable Securities (as defined below) upon the delivery to the Note Holders of Registrable Securities pursuant to the Override Agreement.

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

Agreement:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

          "Board of Control" shall mean the board of control of the Managing General Partner.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Units" shall mean the common units, representing limited partner interests, of the Parent and any other securities into which or for which any of such Common Units may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at that time.

          "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Parent with the Commission.

          "40% Holders" shall mean any Holder or Holders holding in the aggregate at least 40% of the outstanding Registrable Securities held at such time by the Holders.

          "Holder" shall mean any Note Holder who acquires the Registrable Securities under the Override Agreement or any of such Note Holder's respective successors and assigns who acquire rights with respect to the Registrable Securities directly or indirectly from such Note Holder.

          "Managing General Partner" shall mean Crown Pacific Management Limited Partnership, the general partner of the Parent.

          "Note Holders" shall mean the holders of the Company's 1994 Notes, 1995 Notes, 1996 Notes and 1997 Notes (as each such issue is defined in the Override Agreement).

          The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" means Common Units received from time to time by a Holder in any Equity Issuance under the Override Agreement, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities (a) sold by a person in a transaction (i) pursuant to a registration statement under Section 2 or 3 hereof or (ii) pursuant to Rule 144 or 145 (or any successor provisions) of the Securities Act or (b) that shall have ceased to be outstanding.

          "Requisite Holders" shall mean any Holder or Holders holding in the aggregate at least 25% of the outstanding Registrable Securities held at such time by the Holders.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        2.    Demand Registration.    The Requisite Holders shall have the right, exercisable once during any 12 month period to request that the Parent effect the registration under the Securities Act of all or part of the Holders' Registrable Securities for disposition in accordance with the method specified in such request; provided that the aggregate amount of Registrable Securities requested by the Requisite Holders to be included in such registration shall represent in the aggregate at least 25% of the outstanding Registrable Securities held at such time by the Holders. In addition, the 40% Holders shall have the right, exercisable once during any 12 month period, notwithstanding that there shall have been a prior registration of Registrable Securities within such 12 month period at the request of the Requisite Holders, to request that the Parent effect the registration under the Securities Act of such 40% Holders' Registrable Securities for disposition in accordance with the methods specified in such request (provided that the aggregate amount of Registrable Securities requested by the 40% Holders to be included in such registration shall represent in the aggregate at least 40% of the outstanding Registrable Securities held at such time by the Holders), provided further, that, except as provided in the third paragraph of Section 2(c), in no case shall the Parent be required to effect more than two registrations pursuant to this Section 2 in any twelve month period. In case the Parent shall receive from the Requisite Holders or 40% Holders, as applicable, such a written request, the Parent will:

          (a)  promptly give written notice of such requested registration to all other holders of Registrable Securities so they may have an opportunity to consider joining in such registration, which they may do (subject to the terms and provisions of this Agreement) at their election within twenty (20) days after receipt of the notice of such requested registration by the Parent; and

          (b)  use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any holder or holders joining in such request as are specified in a written request given within twenty (20) days after receipt of notice from the Parent pursuant to Section 2(a); provided that the Parent shall not be obligated to take any action to effect any such registration pursuant to this Section 2:

            (1)  within the ten days prior and within the 180 day period immediately following the effective date of a registration statement pertaining to a firm commitment underwritten public offering of Common Units for its own account or for the account of a Common Unit holder who has exercised a demand right to register Common Units (other than a registration relating solely to a Commission Rule 145 transaction, a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8)), provided, that, in each such event, the Holders have been offered to register for sale their Registrable Securities under such registration pursuant to the provisions of Section 3(a);

            (2)  within the 12 calendar month period immediately following the effective date of a registration effected pursuant to this Section 2 upon a demand of the Requisite Holders; except upon a request of 40% Holders that the Parent effect the registration under the Securities Act of such 40% Holders' Registrable Securities for disposition in accordance with the methods specified in such request (provided that the aggregate amount of Registrable Securities requested by such 40% Holders to be included in such registration shall represent in the aggregate at least 40% of the outstanding Registrable Securities held at such time by the Holders); provided that, except as otherwise provided in the third paragraph of Section 2(c), in no case shall the Parent be required to effect a registration by virtue of the first paragraph of this Section 2 and this Section 2(b)(2), considered in the aggregate, more than two times during any 12 month period; or

            (3)  if the aggregate amount of Registrable Securities requested by the Holders making such request to be included in such registration shall represent in the aggregate less than 25% of the outstanding Registrable Securities held at such time by the Holders.

        Subject to the foregoing clauses (1), (2) and (3), the Parent shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Requisite Holders and shall therafter use its reasonable best efforts to cause such registration statement to become effective and to remain continuously effective until the earlier of (i) the date as of which all such Registrable Securities have been sold pursuant thereto and (ii) the expiration of 120 days after the effectiveness of such registration statement. The Holders requesting such registration may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Parent, and such revoked registration request shall not count as a demand registration request to which the Holders are entitled under this Section 2. At the request of any Holder, the Parent shall furnish such Holder with the name and address of each other Holder from time to time.

          (c)    Underwriting.    If the Holders requesting such registration propose an underwritten offering, the sale of Registrable Securities pursuant to this Section 2 must be made by means of a firm commitment underwriting through underwriters who are selected by the Requisite Holders and are reasonably acceptable to the Parent. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested by such Holder, subject to the following paragraphs of this Section 2(c).

        Notwithstanding any other provision of this Section 2(c), if the underwriter determines in its good faith view that marketing factors require a limitation of the number of Common Units to be underwritten and so advises the requesting Holders in writing, such Holders shall so advise the Parent and all other holders of Registrable Securities (except those holders of Registrable Securities who have indicated to the Parent their decision not to dispose of any of their Registrable Securities through such underwriting) and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated (i) first to the requesting Requisite Holders according to the number of Registrable Securities requested to be included by such Holders (and among such Holders on a pro rata basis based upon the number of Registrable Securities requested to be included by such Holders); (ii) second to the other Holders of Registrable Securities who have given written notice to Parent of their interest to join the registration in accordance with Section 2(b) on a pro rata basis according to the number of Registrable Securities requested to be included by such Holders; (iii) third to the Parent; and (iv) fourth to other Common Unit holders who have incidental registration rights and have requested to sell in the registration. No Registrable Securities or Common Units excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

        Notwithstanding the 12 month and percentage limitations of the first paragraph of Section 2 and clauses (2) and (3) of Section 2(b), if less than all of the Registrable Securities requested to be registered by a Holder exercising its demand rights are included in such registration, then the Requisite Holders may request that the Parent effect an additional registration under the Securities Act of all or part of the Holders' Registrable Securities in accordance with the provisions of this Section 2, and the Parent shall effect such additional registration, subject to clause (1) of Section 2(b).

        If any Holder (other than the requesting Requisite Holders exercising their demand rights) disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Parent, the underwriter and the other Holders. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other holders of Registrable Securities may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Parent shall offer to all such holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same respective priorities and proportions used in the second paragraph of this Section 2(c) in determining the underwriter limitation.

        In addition to the Parent's right to include securities in underwritings as described in clause (iii) of the second paragraph of Section 2(c), if the underwriter has not limited the number of Registrable Securities to be included in an underwritten registration, the Parent may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (d)  If the Parent shall furnish to each of the Holders a certificate signed by the Managing General Partner stating that, in the good faith judgment of the Board of Control, it would (because of the existence of, or in anticipation of, any acquisition, financing activity, or any other event or condition of similar significance to the Parent that would require the disclosure of material nonpublic information) be seriously detrimental to the Parent and its Common Unit holders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Parent may direct that such request for registration be delayed for a period not in excess of thirty (30) days, provided, that such delay period shall earlier terminate on the second business day following the completion or abandonment of the relevant financing, acquisition or other transaction or upon public disclosure by the Parent or public admission by the Parent of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed; provided, however, that such right to delay a request may be exercised by the Parent not more than once in any twelve (12) month period. The Parent shall provide written notice to each of the Holders of the end of each such delay period.

          (e)    Effective Registration Statement.    A demand registration requested pursuant to this Section 2 shall not be deemed to have been effected (i) unless (x) a registration statement relating thereto has become effective under the Securities Act and (y) such registration statement has remained effective for a period of at least one hundred twenty (120) days (or such shorter period in which all Registrable Securities included in such registration have actually been sold thereunder); provided that a registration which does not become effective after the Parent has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Holders included in such registration (other than a refusal to proceed based upon the advice of counsel relating to any matter other than disclosure furnished in writing by the Holders for inclusion in the registration statement) shall be deemed to have been effected by the Parent at the request of the requesting Holders; (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental entity for any reason; or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by the requesting Holders.

        3.    Piggyback Registration.

          (a)  If the Parent shall determine to register for sale for cash any of its Common Units, for its own account or for the account of holders of its Common Units (other than a registration pursuant to Section 2 hereof, a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8), or a registration relating solely to a Commission Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event), the Parent promptly will give to each Holder written notice thereof and shall use its best efforts to include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Parent, by any Holder or Holders. However, the Parent may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Parent has abandoned its proposal to register or has determined to delay registration of the securities proposed to be registered thereby and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities under such registration for the same period as the delay in registering such other securities, subject, however, in each case, to the right of the Requisite Holders to request that such registration be effected as a registration under Section 2.

          (b)    Underwriting.    If the registration of which the Parent gives notice is for a registered public offering involving an underwriting, the Parent shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event the right of any Holder to registration pursuant to Section 3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to dispose of their securities through such underwriting shall (together with the Parent and any other Common Unit holders of the Parent disposing of their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Parent. Notwithstanding any other provision of this Section 3(b), if the underwriter or the Parent determines in its good faith view that marketing factors require a limitation of the number of Common Units to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Parent shall so advise all Holders (except those Holders who have indicated to the Parent their decision not to dispose of any of their Registrable Securities through such underwriting), and the number of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

            (1)  In the event of a piggyback registration pursuant to Section 3(a) that is initiated by the Parent, then the number of Common Units that may be included in the registration and underwriting shall be allocated first to the Parent, second to the Holders who have requested to sell in the registration (on a pro rata basis according to the number of Common Units requested to be included by such Holders) and then to all other Common Unit holders who have requested to sell in the registration (on a pro rata basis according to the number of Common Units requested to be included by such other Common Unit holders);

            (2)  In the event of a piggyback registration pursuant to Section 3(a) that is initiated by the exercise of demand registration rights by any Common Unit holder or holders (other than the Holders), then the number of Common Units that may be included in the registration and underwriting shall be allocated first to such selling Common Unit holder or holders who exercised such demand, second to the Holders who have requested to sell in the registration and then to all other Common Unit holders who have requested to sell in the registration, in each case on a pro rata basis according to the number of Common Units requested to be included;

provided, however, that in the case of either clause (1) or (2) above, if selling Common Unit holders other than the Holders have been granted cutback limitations in preference to the Holders prior to the date hereof, the allocation of the Registrable Securities to be included will first take into account such preferential cutback limitations prior to the allocation described above.

          (c)  If the Parent shall at any time hereafter provide to any holder of any securities of the Parent rights with respect to the registration of such securities under the Securities Act, (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Section 3 to the Holders of Registrable Securities and (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Section 3, the Parent will provide (by way of amendment to this Section 3 or otherwise) such more favorable terms or conditions to the Holders of Registrable Securities.

          (d)  No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Parent and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Parent shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same respective priorities proportion used in Section 3(b) in determining the underwriter limitation.

        4.    Registration Procedures.    In the case of each registration effected by the Parent pursuant to Section 2 or 3 hereof, the Parent will give notice to each Holder in writing as to the initiation of each such registration and as to the completion thereof. At its expense, the Parent will:

          (a)  prepare and file with the Commission within ninety (90) days (or in the case of any registration on Form S-3, forty-five (45) days) after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Parent then qualifies and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Parent may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto; and provided further that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Parent shall (i) furnish to the underwriters, if any, and to one (1) counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement, at least five (5) business days prior to the filing thereof, copies of all such documents proposed to be filed, which documents shall be subject to the review of the underwriters and such counsel, and (ii) shall not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act and/or contains any material misstatement or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and (iii) shall notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b)  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days or such shorter period which shall terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

          (c)  furnish, without charge, to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement one (1) copy of such registration statement, each amendment and supplement thereto (including one (1) conformed copy to each Holder and one (1) signed copy to each managing underwriter and in each case including all exhibits thereto), and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities to be disposed of by such Holder, provided, however, that this paragraph (c) shall apply only while the Parent shall be required under the provisions hereof to cause the registration statement to remain effective;

          (d)  use its reasonable best efforts to register or qualify (or obtain an exemption therefrom with respect to) such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made prior to the time the applicable registration statement becomes or is declared effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities to be disposed of by such Holder; provided that the Parent shall not be required to (i) qualify generally to do business, (ii) subject itself to taxation, or (iii) consent to general service of process, in any such jurisdiction where it would not otherwise be required to qualify or be subject to but for this paragraph (d);

          (e)  use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Parent to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

          (f)    immediately notify the managing underwriter, if any, and each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon the happening of any event which comes to the Parent's attention if as a result of such event the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Parent shall promptly prepare and furnish to such seller a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (g)  use its best efforts to cause all such Registrable Securities covered by the registration statement to be listed on the New York Stock Exchange or other national securities exchange, if any, or securities quotation system, if any, on which any of the Common Units are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form (provided that the applicable listing requirements are satisfied), and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

          (h)  enter into such customary agreements (including, in the case of an underwritten offering, if required by the underwriters, an underwriting agreement in customary form with customary mutual indemnification rights) and take all such other actions as the Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

          (i)    make available for inspection during normal business hours by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Parent and its subsidiaries (collectively, "Records"), if any, and cause the Parent's and its subsidiaries' general partners, officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement, in each case as shall be reasonably necessary to permit such Inspectors to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, provided that Parent and its subsidiaries shall not be required to comply with this paragraph (i) if there is a reasonable likelihood, in the good faith judgment of the Parent, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided, further that Records the disclosure of which the Parent determines, in good faith, would violate confidentiality obligations owed by the Parent to a third party shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities) provided the Parent has notified the Inspectors of such determination, unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) in compliance with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party;

          (j)    in the event that any contemplated public offering is underwritten, obtain a "comfort" letter from the Parent's independent public accountants in customary form and covering matters of the type customarily covered by "comfort" letters in connection with underwritten public offerings;

          (k)  obtain an opinion of counsel from the Parent's counsel in customary form and covering matters of the type customarily covered in opinions of counsel in connection with such transactions;

          (l)    comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of securities covered by such registration statement, make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of the 12-month period (or 90 days, if such period is a fiscal year) that commences at the beginning of the Parent's first full fiscal quarter after the effective date of the registration statement, which statement shall cover said 12-month period, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five (5) business days prior to the filing thereof; and

          (m)  in the event the offering is underwritten, develop a presentation reasonably acceptable to the underwriters to facilitate the offering and to make its chief executive officer and chief financial officer available for participation in such meetings and presentations (e.g., road show for the offering) at such locations as the underwriter reasonably requests.

        Each Holder of Registrable Securities agrees that, upon receipt of actual notice from the Parent of the happening of any event of the kind described in Section 4(f) hereof, such Holder shall immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof, and, if so directed by the Parent, such Holder shall deliver to the Parent (at the Parent's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Parent shall give any such notice, the period mentioned in Section 4(b) hereof shall be extended by the greater of (i) ten (10) business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

        5.    Rule 144.    Notwithstanding anything to the contrary contained herein, no Holder shall have rights to a registration under Section 2 or 3 hereof to the extent that such Holder could sell, within forty-five (45) days, the number of Registrable Securities it intends to sell in such period pursuant to Rule 144(e) promulgated under the Securities Act or any successor rule thereto; provided that the Parent hereby agrees to take the following actions to ensure the availability of Rule 144 to each such Holder (or such similar actions as shall be required under any successor rule thereto):

          (a)  make and keep public information available as those terms are understood and defined in Rule 144;

          (b)  use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Parent under the Securities Act and the Exchange Act; and

          (c)  so long as any Holder owns any Registrable Securities, furnish to a Holder upon request, a written statement by the Parent as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Parent, and such other reports and documents so filed as the Holder may reasonably request.

        6.    Registration Expenses.    The Parent shall pay all expenses in connection with any registration, including, without limitation, all registration, filing and NYSE fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of one counsel for the Holders and the fees and disbursements of counsel for the Parent and of its independent accountants, but excluding underwriting discounts and commissions and transfer taxes, if any.

        7.    Assignment of Rights.    Any Holder may assign its rights under this Agreement to any party acquiring Registrable Securities held by such Holder; provided, that an assignee of such Holder shall have a demand registration rights set forth in Section 2 hereof only if pursuant to such assumption the assignee becomes a holder of all Registrable Securities held immediately prior to the assumption by the assigning Holder, provided further that no such assignment shall be effective unless such assignee executes an agreement reasonably satisfactory to the Parent pursuant to which such assignee agrees to be bound by the terms hereof.

        8.    Information by Holder.    The Holder or Holders of Registrable Securities included in any registration shall furnish to the Parent such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Parent may reasonably request in writing. Without limiting the generality of the foregoing, no Holder of Registrable Securities may include any of its Registrable Securities in a registration statement unless and until such Holder furnishes to the Parent in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any registration statement or prospectus or preliminary prospectus included therein, and each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Parent by such Holder not materially misleading.

        9.    Indemnification.

          (a)  In the event of any registration pursuant to this Agreement of Registrable Securities held by Holders under the Securities Act, the Parent and the Company shall, and hereby agree to, jointly and severally, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, affiliates, agents, trustees and each person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner, affiliate, agent, trustee, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Units were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Parent and the Company shall be jointly and severally responsible for reimbursing such Holder, and each such director, officer, partner, affiliate, agent, trustee, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Parent and the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Parent through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof; provided, further that the Parent and the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or to any other person, if any, who controls such underwriter, in any such case to the extent that any such claim or liability (or proceeding in respect thereof) or expense arises solely out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus and such corrected final prospectus, if delivered, would have been a complete defense against the person asserting such claim, liability or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, affiliate, agent, trustee, underwriter or controlling person and shall survive the transfer of such Common Units by such Holder.

          (b)  The Parent may require, as a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, that the Parent shall have received an agreement from such Holder to be bound by the terms of this Section 9, including an undertaking reasonably satisfactory to it from such Holder, to indemnify and hold harmless the Parent, the Company, each of its subsidiaries, each of their respective affiliates, each of their respective directors, officers, partners and each other person, if any, who controls the Parent or the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Parent, the Company, such officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as the respective Holder furnished to the Parent through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that such indemnity agreement of an individual Holder found in this Section 9(b) shall in no event exceed the net proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Parent or any such director, officer, partner or controlling person and shall survive the transfer by any Holder of such Common Units.

          (c)  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 9(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such action, proceeding or claim or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense of such action, proceeding or claim, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, proceeding or claim, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim, action or proceeding after the assumption of the defenses thereof, other than reasonable costs of investigation. Neither an indemnified party nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent, if such indemnified or indemnifying party, as the case may be, was not otherwise permitted by this Agreement to enter into such settlement without such other party's consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim, action or proceeding. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such claim or proceeding the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

          (d)  The indemnification required by Section 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages or liabilities are incurred.

          (e)  (i) If the indemnification provided for in Sections 9(a) and (b) hereof is insufficient or held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations; provided that the foregoing contribution agreements shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of Section 9(a), and in no event shall the obligation of any indemnifying party to contribute under this Section 9(e) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under

  Section 9(a) and 9(b) had been available under the circumstances. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

          (f)    Other Indemnification.    Indemnification similar to that specified in the preceding subsections of this Section 9 (with appropriate modifications) shall be given by the Parent and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

        10.    Representations and Warranties.

        Each of the Parent and the Company represents and warrants to each Note Holder that:

          (a)  it has all partnership power and authority to execute, deliver and perform this Agreement;

          (b)  the execution, delivery and performance of this Agreement by it has been duly and validly authorized and approved by all necessary partnership action;

          (c)  this Agreement has been duly and validly executed and delivered by it and constitutes a valid and legally binding obligation of it, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and general principles of equity;

          (d)  the execution, delivery and performance of this Agreement by it does not and will not violate the terms of, or result in the acceleration of, any obligation under (i) any material contract, commitment or other material instrument to which it is a party or by which it is bound or (ii) its organizational documents; and

          (e)  upon delivery of Common Units as stated in Recital A, (i) such Common Units shall be duly authorized and validly issued, (ii) the Note Holders shall acquire good and valid title to all such Common Units, free and clear of any lien other than any lien created by any such Note Holder, and (iii) such Common Units shall be fully paid and nonassessable.

        11.    Miscellaneous.

          (a)    Governing Law; Submission to Jurisdiction.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts between New York residents entered into and to be performed entirely within the State of New York. Each of the Parent and the Company hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Agreement. Each of the Parent and the Company designates and appoints Prentice Hall Legal & Financial Services, 15 Columbus Circle, New York, New York 10023 and its successors as its lawful agent in the United States of America upon which may be served and which may accept and acknowledge, for and on behalf of it all process in any action, suit or proceedings that may be brought against it in any of the courts referred to in this Section 11(a), and agrees that such service of process, or the acceptance or acknowledgment thereof by said agent, shall be valid, effective and binding in every respect; provided, however, that if said agency shall cease for any reason whatsoever, it hereby designates and appoints, without power or revocation, the Secretary of State of the State of New York to serve as its agent for service of process. If any Holder shall cause process to be served upon the Parent or the Company by being served upon such agent, a copy of such process shall also be mailed to the Parent or the Company, as applicable, by registered mail, first class postage prepaid, at the Parent's or the Company's, as applicable, address set forth in Section 11(d) hereof. Nothing contained in this Section 11(a) shall limit the right of any Holders to take proceedings against the Parent or the Company in any other court of competent jurisdiction nor, by virtue of anything contained herein, shall the taking of proceedings in one or more jurisdiction preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

          (b)    Successors and Assigns.    Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, executors and administrators of the parties hereto.

          (c)    Entire Agreement.    This Agreement constitutes the entire agreement among and between the parties hereto in respect of the subject matter hereof.

          (d)    Notices, etc.    All notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, or three (3) business days following deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, sent by facsimile (with confirmation of transmission), or sent by overnight courier service, or otherwise delivered by hand or by messenger, addressed:

            (1)  if to any Note Holder, at such address or facsimile number as such Note Holder specified in Annex A hereto, marked for attention as there indicated, or at such other address as any Note Holder shall have furnished to the Parent and the Company in writing, or

            (2)  if to any other Holder of any Registrable Securities, at such address or facsimile number as such Holder shall have furnished the Parent and the Company in writing, or, until any such Holder so furnishes an address or facsimile number to the Parent and the Company, then to and at the address or facsimile number of the last Holder of such Registrable Securities who has so furnished an address or facsimile number to the Parent and the Company, or

            (3)  if to the Parent, at:

        Crown Pacific Partners, L.P.
        121 SW Morrison Street, Suite 1500
        Portland, OR 97204
        Attn: General Counsel
        Fax: (503) 228-4875

      or at such other address or facsimile number as the Parent shall have furnished to all Note Holders and each such
      other Holder in writing, or

            (4)  if to the Company, at:

        Crown Pacific Limited Partnership
        121 SW Morrison Street, Suite 1500
        Portland, OR 97204
        Attn: General Counsel
        Fax: (503) 228-4875

      or at such other address or facsimile number as the
      Company shall have furnished to all Note Holders and each
      such other Holder in writing.

          (e)    Delays or Omissions.    No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Parent or the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder or Note Holder, as applicable, of any breach or default under this Agreement, or any waiver on the part of any Holder or Note Holder, as applicable, of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          (f)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          (g)    Severability.    In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (h)    Amendments.    The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Parent and, (i) if there are no Registrable Securities then held by any Holder, Note Holders holding a majority of the outstanding principal of the Senior Notes (as such term is defined in the Override Agreement) as of the date of such amendment or waiver, and (ii) in all other cases, the Holders of a majority of Registrable Securities outstanding as of the date of such amendment or waiver, provided that without the written consent of the Note Holders, no amendment shall be made to this Agreement that would result in the rights of the Note Holders with respect to the matters covered by this Agreement being diminished or the obligations of the Note Holders with respect to the matters covered by this Agreement being increased, and provided further that any amendment of Section 9 hereof shall require the consent in writing signed by the Company.

        This Registration Rights Agreement is hereby executed as of the date first above written.

CROWN PACIFIC PARTNERS, L.P.
By:	Crown Pacific Management Limited Partnership, its General Partner
By:	HS Corp. of Oregon, its General Partner
By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel
CROWN PACIFIC LIMITED PARTNERSHIP
By:	Crown Pacific Management Limited Partnership, its General Partner
By:	HS Corp. of Oregon, its General Partner
By:	/s/ ROGER L. KRAGE Name: Roger L. Krage Title: SVP/General Counsel

Note Holders

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ RHONDA L. HOPPS Name: Rhonda L. Hopps Title: Authorized Signatory
By:	/s/ RONALD A. MENDEL Name: Ronald A. Mendel Title: Authorized Signatory
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
By:	/s/ RHONDA L. HOPPS Name: Rhonda L. Hopps Title: Authorized Signatory
By:	/s/ RONALD A. MENDEL Name: Ronald A. Mendel Title: Authorized Signatory

AMERICAN GENERAL ANNUITY INSURANCE COMPANY (formerly WESTERN NATIONAL LIFE INSURANCE COMPANY)
By:	AIG Global Investment Corp, as Investment Advisor
By:	/s/ DOUGLAS H. ALLEN Name: Douglas H. Allen Title: Vice President

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By	CIGNA Investments, Inc.
By	/s/ STEPHEN A. OSBORN Name: Stephen A. Osborn Title: Managing Director

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
By	/s/ SVERKER JOHANSSON Name: Sverker Johansson Title: Investment Officer

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
By	/s/ JON M. LUCIA Name: Jon M. Lucia Title: Investment Officer

JOHN HANCOCK LIFE INSURANCE COMPANY
By	/s/ E. KENDALL HINES, JR. Name: E. Kendall Hines, Jr. Title: Managing Director
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
By	/s/ E. KENDALL HINES, JR. Name: E. Kendall Hines, Jr. Title: Authorized Signatory
COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES' RETIREMENT SYSTEM
By:	John Hancock Life Insurance Company, as Investment Adviser
By:	/s/ E. KENDALL HINES, JR. Name: E. Kendall Hines, Jr. Title: Managing Director

MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust, (as directed by John Hancock Life Insurance Company), and not in its individual capacity
By	/s/ CAROLE BRUNO Name: Carole Bruno Title: Authorized Signatory
MELLON BANK, N.A., solely in its capacity as Trustee for the Long Term Investment Trust, (as directed by John Hancock Life Insurance Company), and not in its individual capacity
By	/s/ CAROLE BRUNO Name: Carole Bruno Title: Authorized Signatory

LIFE INVESTORS INSURANCE COMPANY OF AMERICA
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary
TRANSAMERICA LIFE INSURANCE COMPANY (formerly known as PFL LIFE INSURANCE COMPANY)
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary
AUSA LIFE INSURANCE COMPANY, INC.
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary
MONUMENTAL LIFE INSURANCE COMPANY
By	/s/ GREGORY W. THEOBALD Name: Gregory W. Theobald Title: Vice President & Asst. Secretary

THE MANHATTAN LIFE INSURANCE COMPANY
By	/s/ DANIEL GEORGE Name: Daniel George Title: President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By	/s/ STEVEN J. KATZ Name: Steven J. Katz Title: Second Vice President and Associate General Counsel

MINNESOTA LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ JOSEPH GOGOLA Name: Joseph Gogola Title: Vice President
MTL INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ JOSEPH GOGOLA Name: Joseph Gogola Title: Vice President

METROPOLITAN LIFE INSURANCE COMPANY
By	/s/ JACQUELINE D. JENKINS Name: Jacqueline D. Jenkins Title: Managing Director

THE OHIO NATIONAL LIFE INSURANCE COMPANY
By	/s/ MICHAEL A. BOEDEKER Name: Michael A. Boedeker Title: Senior Vice President, Investments
OHIO NATIONAL LIFE ASSURANCE CORPORATION
By	/s/ MICHAEL A. BOEDEKER Name: Michael A. Boedeker Title: Senior Vice President, Investments

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC, Its Agent
By	/s/ BEN MILLER Name: Ben Miller Title: Vice President

REASSURE AMERICA LIFE INSURANCE COMPANY
By:	Swiss Re Asset Management (Americas) Inc., as Attorney-In-Fact
By	/s/ JOHN H. DEMALLIE Name: John H. DeMallie Title: Assistant Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By	/s/ ROI G. CHANDY Name: Roi G. Chandy Title: Director, Special Situations

THE UNION CENTRAL LIFE INSURANCE COMPANY
By:	Summit Investment Partners, Inc., its Investment Advisor
By	/s/ DAVID M. WEISENBURGER Name: David M. Weisenburger Title: Portfolio Manager

THE NORTHERN TRUST COMPANY, as Trustee for the Lucent Technologies Inc. Master Pension Trust
By:	John Hancock Life Insurance Company, as Investment Advisor
By	/s/ C. WHITNEY HILL Name: C. Whitney Hill Title: Director

WASHINGTON NATIONAL LIFE INSURANCE COMPANY
By:	Conseco Capital Management, Inc., acting as Investment Advisor
By	/s/ ERIC JOHNSON Name: Eric Johnson Title: Vice President

ANNEX A

NOTE HOLDERS AND THEIR ADDRESSES

John Hancock Life Insurance Company

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Bond & Corporate Finance Group, T-57
Fax: (617) 572-1605

and

Mr. C. Whitney Hill
John Hancock Life Insurance Company
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833

and

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Investment Law Division, T-30
Fax: (617) 572-9269

John Hancock Variable Life Insurance Company

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Bond & Corporate Finance Group, T-57
Fax: (617) 572-1605

and

Mr. C. Whitney Hill
John Hancock Life Insurance Company
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833

and

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Investment Law Division, T-30
Fax: (617) 572-9269

Mellon Bank, N.A., as trustee for Long-Term Investment Trust

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Bond & Corporate Finance Group, T-57
Fax: (617) 572-1605

and

Mr. C. Whitney Hill
John Hancock Life Insurance Company
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833

and

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Investment Law Division, T-30
Fax: (617) 572-9269

Mellon Bank, N.A., as trustee for the Bell Atlantic Master Pension Trust

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Bond & Corporate Finance Group, T-57
Fax: (617) 572-1605

and

Mr. C. Whitney Hill
John Hancock Life Insurance Company
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833

and

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Investment Law Division, T-30
Fax: (617) 572-9269

The Northern Trust Company, as Trustee for the Lucent Technologies Inc. Master Pension Trust

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Bond & Corporate Finance Group, T-57
Fax: (617) 572-1605

and

Mr. C. Whitney Hill
John Hancock Life Insurance Company
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833

and

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Investment Law Division, T-30
Fax: (617) 572-9269

Commonwealth of Pennsylvania State Employees' Retirement System

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Bond & Corporate Finance Group, T-57
Fax: (617) 572-1605

and

Mr. C. Whitney Hill
John Hancock Life Insurance Company
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833

and

John Hancock Life Insurance Company
200 Clarendon St.
Boston, MA 02117
Attn: Investment Law Division, T-30
Fax: (617) 572-9269

General Electric Capital Assurance Company

GE Financial Assurance Account: General Electric Capital Assurance Company Two Union Square, 601 Union Street Seattle, WA 98101 Attn: Investment Dept., Private Placements
Telephone No:	(206) 516-4954
Fax No:	(206) 516-4578

Teachers Insurance and Annuity Association of America

Teachers Insurance and Annuity Association of America 730 Third Avenue New York, NY 10017-3206 Attention: Securities Division, Special Situations Team
Telephone:	(212) 916-6139 (Roi Chandy) (212) 490-9000 (General)
Fax:	(212) 916-6140

Minnesota Life Insurance Company

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101
Attention: Advantus Capital Management, Inc.
Fax: (651) 223-5959

MTL Insurance Company

MTL Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

The Ohio National Life Insurance Company

The Ohio National Life Insurance Company
Attn: Investments
One Financial Way
Cincinnati, OH 45242

Ohio National Life Assurance Corporation

Ohio National Life Assurance Corporation
Attn: Investments
One Financial Way
Cincinnati, OH 45242

Provident Life & Accident Insurance Company

Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, Tennessee 37402
Telephone:	(423) 755-1172
Fax:	(423) 755-3351

Connecticut General Life Insurance Company

[insert name of nominee or, if no nominee, name of Purchaser]
c/o CIGNA Retirement & Investment Services
Attention: Private and Alternative Investments, H16B
280 Trumbull Street
Hartford, Connecticut 06103
FAX: 860-534-7203

AUSA Life Insurance Company

AEGON USA Investment Management, LLC
Attn: Director of Private Placements
4333 Edgewood Road NE
Cedar Rapids, IA 52499-5335
Fax: (319) 369-2666

and

AEGON USA Investment Management, LLC
Attn: Lizz Taylor—Private Placements
400 West Market Street
Louisville, KY 40202
Fax: (502) 560-2030

Life Investors Insurance Company of America

AEGON USA Investment Management, LLC
Attn: Director of Private Placements
4333 Edgewood Road NE
Cedar Rapids, IA 52499-5335
Fax: (319) 369-2666

and

AEGON USA Investment Management, LLC
Attn: Lizz Taylor—Private Placements
400 West Market Street
Louisville, KY 40202
Fax: (502) 560-2030

Monumental Life Insurance Company

AEGON USA Investment Management, LLC
Attn: Director of Private Placements
4333 Edgewood Road NE
Cedar Rapids, IA 52499-5335
Fax: (319) 369-2666

and

AEGON USA Investment Management, LLC
Attn: Lizz Taylor—Private Placements
400 West Market Street
Louisville, KY 40202
Fax: (502) 560-2030

Transamerica Life Insurance Company
    (formerly known as PFL Life Insurance Company)

AEGON USA Investment Management, LLC
Attn: Director of Private Placements
4333 Edgewood Road NE
Cedar Rapids, IA 52499-5335
Fax: (319) 369-2666

and

AEGON USA Investment Management, LLC
Attn: Lizz Taylor—Private Placements
400 West Market Street
Louisville, KY 40202
Fax: (502) 560-2030

American General Annuity Insurance Company

American General Annuity Insurance Company and PA WE1B
C/o AIG Global Investment Group
Attn: Private Placements Department A36-04
P.O. Box 3247
Houston, TX 77253-3247

or for Overnight mail:

American General Annuity Insurance Company and PA WE1B
C/o AIG Global Investment Group
Attn: Private Placements Department A36-04
2929 Allen Parkway, A37-01
Houston, TX 77019-2155
Fax: (713) 831-1072

Massachusetts Mutual Life Insurance Company

With respect to all Notes (regardless of account):

Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

And

Steve Katz
MassMutual Financial Group
C/O David L. Babson & Company Inc.
Tower Square
1500 Main St Ste 2800
Springfield, MA 01115

Allstate Life Insurance Company

Allstate Life Insurance Company Private Placements Department 3075 Sanders Road, STE G5D Northbrook, IL 60062-7127
Telephone	(847) 402-7117
Fax	(847) 326-3092

Allstate Life Insurance Company of New York

Allstate Life Insurance Company Private Placements Department 3075 Sanders Road, STE G5D Northbrook, IL 60062-7127
Telephone	(847) 402-7117
Fax	(847) 326-3092

Metropolitan Life Insurance Company

Metropolitan Life Insurance Company
Attn: Private Placement Unit
334 Madison Avenue
Convent Station, NJ 07961

And

Metropolitan Life Insurance Company
Attn: Law Department
334 Madison Avenue
Convent Station, NJ 07961

And

Fran Howard/ Milan Patel
4100 Boyscout Blvd. 10th FL.
Tampa, FL 33607

Fran Howard (fhoward@Metlife.com)
813-801-2610 p.
813-801-2506 f.

Milan Patel (Mpatel@metlife.com)
813-801-2685 p.
813-801-2506 f.

Reassure America Life Insurance Company

Swiss Re Asset Management (Americas) Inc.
55 East 52nd Street
New York, NY 10055
Attention: Private Placement Unit
Fax: (212) 317-5170

The Equitable Life Assurance Society of the United States

The Equitable Life Assurance Society of the United States
c/o Alliance Capital Management Corporation
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Sverker Johansson
Phone: (212) 969-1331

The Union Central Life Insurance Company

Union Central Life Insurance
c/o Summit Investment Partners
312 Elm Street, Suite 1212
Cincinnati, OH 45202
Attn: Fixed Income Dept.

The Manhattan Life Insurance Company

Manhattan Life Insurance Company
2727 Allen Parkway
Wortham Tower
Fifth Floor
Houston, Texas 77019

Washington National Life Insurance Company

Conseco Capital Management
Attn: Eric R. Johnson—Vice President
11825 North Pennsylvania Street
Carmel, IN 46032

QuickLinks

  EXHIBIT 10.5
REGISTRATION RIGHTS AGREEMENT
ANNEX A NOTE HOLDERS AND THEIR ADDRESSES